SUPPLEMENT DATED MARCH 14, 2018

 FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2018

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2017, AS SUPPLEMENTED

1.	All references to Edwin D. Miska are hereby deleted.

2.
Sean Reidy has succeeded Edwin D. Miska as a portfolio manager of the Balanced Income Fund, Life Series Balanced Income Fund, Growth & Income Fund, Life Series Growth & Income Fund, Total Return Fund and Life Series Total Return Fund. Accordingly, the references to Mr. Miska as a portfolio manager for those Funds are revised to reflect that Sean Reidy, interim Co-Director of Equities since March 2018, has served as portfolio manager of the Funds since March 2018.

3.	All references to Steven S. Hill are hereby amended to reflect his new title as interim Co-Director of Equities since March 2018.

4.	In “The Funds Summary Section” of the First Investors Income and Equity Funds Prospectus for the Limited Duration Bond Fund:

•	the Annual Fund Operating Expenses table and the footnotes that follow are deleted and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class	Institutional Class
Management Fees[2]	0.41%	0.41%	0.41%
Distribution and Service (12b-1) Fees	0.30%	None	None
Other Expenses	0.26%	0.36%	0.16%
Total Annual Fund Operating Expenses	0.97%	0.77%	0.57%
Fee Waiver and/or Expense Reimbursement[3]	0.18%	0.26%	0.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	0.51%	0.36%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
2. The expense information in the table has been restated to reflect a decrease in the advisory fee effective as of January 31, 2018 and a new Expense Limitation Agreement as of March 14, 2018.
3. The Adviser and transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Fund until at least March 14, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 0.79% for Class A shares, 0.51% for Advisor Class shares and 0.36% for Institutional Class shares.  The Adviser and the transfer agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the Expense Limitation Agreements.  The fee limitation and/or expense reimbursement may be terminated or amended prior to March 14, 2019, only with the approval of the Fund’s Board of Trustees.

•
the paragraph under the heading “Example” is amended to reflect that the Example assumes all of the Fund’s operating expenses remain the same except that it incorporates the fee limitation/expense reimbursement arrangement through March 14, 2019.

•	the table under the heading “Example” is deleted and replaced with the following:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$329	$534	$756	$1,394
Advisor Class Shares	$52	$220	$402	$930
Institutional Class Shares	$37	$161	$297	$694

5.
In “The Funds Summary Section” of the First Investors Income and Equity Funds Prospectus for the Growth & Income Fund, the last two rows of the table headed “Average Annual Total Returns For Periods Ended December 31, 2017” are deleted and replaced with the following:

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)**	13.67%	14.04%	7.10%	12.06%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	14.24%
**The Fund changed its primary broad-based securities index to the Russell 1000 Value Index from the S&P 500 Index as of March 14, 2018. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategy.

6.
In “The Funds Summary Section” of the First Investors Life Series Funds Prospectus for the Life Series Growth & Income Fund, the last  two rows of the table headed “Average Annual Total Returns For Periods Ended December 31, 2016” are deleted and replaced with the following:

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)**	17.34%	14.80%	5.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
**The Fund changed its primary broad-based securities index to the Russell 1000 Value Index from the S&P 500 Index as of March 14, 2018. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategy.

7.
In “The Funds Summary Section” of the First Investors Income and Equity Funds Prospectus for the Special Situations Fund, the last two rows of the table headed “Average Annual total Returns For Periods Ended December 31, 2017” are deleted and replaced with the following:

Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)**	7.84%	13.01%	8.17%	11.14%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%	12.13%
**The Fund changed its primary broad-based securities index to the Russell 2000 Value Index from the Russell 2000 Index as of March 14, 2018. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategy.

8.
In “The Funds Summary Section” of the First Investors Life Series Funds Prospectus for the Life Series Special Situations Fund, the last two rows of the table headed “Average Annual total Returns For Periods Ended December 31, 2016” are deleted and replaced with the following:

Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)**	31.74%	15.07%	6.26%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%
**The Fund changed its primary broad-based securities index to the Russell 2000 Value Index from the Russell 2000 Index as of March 14, 2018. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategy.

9.
In the “Fund Management In Greater Detail” section of the First Investors Income and Equity Funds Prospectus, the disclosure regarding voluntary and contractual fee waivers is amended to reflect that the waiver and reimbursement for the Limited Duration Bond Fund is contractual and can only be terminated or amended with the approval of the Fund’s Board of Directors.

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Please retain this Supplement for future reference.

IELP0314